UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2018

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 26, 2018, Dime Community Bancshares, Inc. (the “Registrant”) issued a press release containing a discussion of its results of operations and financial condition for the quarter ended September 30, 2018. The text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference. Exhibit 99.1 to this report is being “furnished” to the SEC and shall not be deemed “filed” for any purposes.

Item 7.01	Regulation FD Disclosure

On October 26, 2018, the Registrant announced that its Board of Directors declared a quarterly cash dividend of $0.14 per common share, payable on November 13, 2018 to stockholders of record on November 6, 2018. The text of the press release is attached as Exhibit 99.2 and is incorporated herein by reference. Exhibit 99.2 to this report is being “furnished” to the SEC and shall not be deemed “filed” for any purpose.

On October 26, 2018, the Board of Directors of the Registrant authorized a stock repurchase program pursuant to which the Registrant may repurchase up to 1,824,040 shares, or 5.0% of the Registrant’s currently outstanding common stock.   The repurchase program permits shares to be repurchased through open market purchases, privately negotiated stock repurchases and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission.

Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both the Registrant and its stockholders.  The stock repurchase program does not obligate the Registrant to purchase any particular number of shares, and there is no guarantee as to the exact number of shares to be repurchased by the Registrant.

The Registrant also announced the completion of its most recent stock repurchase plan, which was announced on June 21, 2007.

A copy of the press release, dated October 26, 2018, announcing the stock repurchase program is attached as Exhibit 99.3 to this report and is incorporated herein by reference.  Exhibit 99.3 to this report is being “furnished” to the SEC and shall not be deemed “filed” for any purposes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release of the Registrant, dated October 26, 2018, containing a discussion of the Registrant's results of operations and financial condition for the quarter ended September 30, 2018

99.2	Press release of the Registrant, dated October 26, 2018, containing a discussion of the Registrant’s declaration of a cash dividend

99.3	Press release of the Registrant, dated October 26, 2018, containing a discussion of the Registrant’s stock repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ JAMES L. RIZZO
James L. Rizzo
Senior Vice President & Comptroller
(Principal Financial Officer)

Dated: October 26, 2018